APPENDIX B
                                     TO THE
                              CUSTODIAN AGREEMENT
                                 BY AND BETWEEN
                        THE ADVISORS' INNER CIRCLE FUND
                                      AND
                             MUFG UNION BANK, N.A.

                                  JUNE 1, 2016

                                 NAMES OF FUNDS

                       Acadian Emerging Markets Portfolio

                           AT Disciplined Equity Fund
                             AT Mid Cap Equity Fund
                          AT Income Opportunities Fund

                         AlphaOne Micro Cap Equity Fund

                            Cambiar Opportunity Fund
                       Cambiar International Equity Fund
                             Cambiar Small Cap Fund
                       Cambiar Unconstrained Equity Fund
                               Cambiar SMID Fund
                           Cambiar Global Equity Fund
                      Cambiar International Small Cap Fund

                          CBRE Clarion Long/Short Fund
                 CBRE Clarion Global Infrastructure Value Fund

                        Hamlin High Dividend Equity Fund

                          ICM Small Company Portfolio

          Loomis Sayles Full Discretion Institutional Securitized Fund

                      McKee International Equity Portfolio


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                            NAMES OF FUNDS Continued

                      Rice Hall James Micro Cap Portfolio
                      Rice Hall James Small Cap Portfolio
                       Rice Hall James SMID Cap Portfolio

                              Sarofim Equity Fund

                    Thomson Horstmann & Bryant Microcap Fund

                             TS&W Equity Portfolio

By: The Advisors' Inner Circle Fund                   By: MUFG Union Bank, N.A.,
"Principal"                                           "Custodian"

/s/ Dianne Descoteaux                                 /s/ Theresa A.  Moore
---------------------                                 ---------------------
Authorized  Signature                                 Authorized Signature

Dianne Descoteaux VP & Secretary                      Theresa A. Moore, VP
--------------------------------                      ---------------------
Name & Title                                          Name & Title

8/24/16                                               08/24/2016
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Date                                                  Date